Summary Prospectus February 2, 2026

DoubleLine Fortune 500 Equal Weight ETF

Ticker: DFVE

Before you invest, you may wish to review the Fund’s Prospectus, which contains more information about the Fund and its principal risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information (SAI) and the most recent reports to shareholders, online at doubleline.com/documents/fund-documents/. You can also get this information at no cost by calling (855) 937-0772 or by sending an e-mail request to DoubleLine at ETFinfo@doubleline.com.

This Summary Prospectus incorporates by reference the Fund’s Prospectus and SAI, both dated February 2, 2026, each as supplemented from time to time.

DoubleLine || 2002 N. Tampa Street, Suite 200 || Tampa, FL 33602 || (855) 937-0772

ETFinfo@doubleline.com || www.doubleline.com

Investment Objective

The Fund’s investment objective is to seek to track the investment results (before fees and expenses) of the Barclays Fortune 500 Equal Weighted Total Return Index (the “Underlying Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. The investment advisory agreement between DoubleLine ETF Trust and DoubleLine ETF Adviser LP (the “Adviser”), the Fund’s adviser, provides that the Adviser will pay all operating expenses of the Fund, except the management fees, interest expenses, dividends and other expenses on securities sold short, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, acquired fund fees and expenses, accrued deferred tax liabilities, distribution fees or expenses, and any extraordinary expenses (such as litigation). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the fee table or example below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.20%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.20%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	$20
3 Years	$64
5 Years	$113
10 Years	$255

Portfolio Turnover

The Fund incurs transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 17% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities that comprise the Underlying Index, or derivatives transactions that provide investment exposure to the Underlying Index or securities that comprise the Underlying Index.

In accordance with its guidelines and mandated procedures, Barclays Bank PLC (“Barclays” or the “Index Provider”) compiles, maintains and calculates the Underlying Index. The Underlying Index takes the Fortune 500 list, which consists of the 500 largest companies in the United States based on revenue, and excludes (1) private companies (i.e., those without publicly-listed equity securities) and those with equity securities not listed on the NYSE or NASDAQ; (2) and companies with listed equity securities that do not meet a minimum liquidity threshold or minimum listing period requirements; (3) companies incorporated outside the U.S.; (4) U.S. companies owned or controlled by other companies, domestic or foreign, that file with a government agency; and (5) companies that failed to report full financial statements for at least three quarters of the current fiscal year. The Underlying Index is reconstituted on an annual basis and is rebalanced otherwise quarterly. Unlike most equity indices, which are weighted according to the market capitalizations of their component companies, the constituents of the Underlying Index are equally weighted, which means that the Underlying Index assigns each constituent the same weight at each reconstitution and quarterly rebalance, regardless of such constituent’s market capitalization.

The Fund will not necessarily employ a “full replication” methodology in seeking to track the Underlying Index, meaning that the Fund will not necessarily invest in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index. Instead, the Adviser may seek to cause the Fund to hold a representative sample of the securities in the Underlying Index that have aggregate characteristics similar to that of the entire Underlying Index. This means that the Fund may not hold all of the securities included in the Underlying Index, that its weighting of investment exposure to securities or industries represented in the Underlying Index may be different from that of the Underlying Index, and that it may hold securities that are not included in the Underlying Index.

The Fund may enter into derivatives transactions in lieu of cash investments or otherwise to gain, or reduce, exposure to the Underlying Index. The Fund may use, without limitation, futures contracts, swap contracts or investment in registered open-end investment companies, including ETFs, in order to gain investment exposures to the Underlying Index or to one or more components of the Underlying Index more quickly and/or economically. For example, the Fund might enter into swap transactions or futures transactions designed to provide the Fund a return before fees and expenses approximating the Underlying Index’s return, including swap transactions or futures transactions where the reference asset is the Underlying Index, or securities that comprise the Underlying Index.

The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or group of industries to the extent that the Underlying Index reflects a concentration in that industry or group of industries.

The Adviser may engage in active and frequent trading of the Fund’s portfolio investments. In order to seek to reduce the Fund’s tracking error relative to the Underlying Index by generating additional income to offset the fees and expenses that a fund, unlike an index, incurs, the Fund may lend portfolio securities with a value up to 33 1/3% of its total assets, including collateral received for securities lent. The Fund will invest any cash collateral received for securities lent in money market investments or money market funds.

Principal Risks

The value of the Fund’s shares will vary as its portfolio investments increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.

The principal risks affecting the Fund that can cause a decline in value are:

•

counterparty risk: the risk that the Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments entered into directly by the Fund or held by special purpose or structured vehicles in which the Fund invests; that the Fund’s counterparty will be unable or unwilling to perform its obligations; that the Fund will be unable to enforce contractual remedies if its counterparty defaults; that if a counterparty (or an affiliate of a counterparty) becomes bankrupt, the Fund may experience significant delays in obtaining any recovery or may obtain limited or no recovery in a bankruptcy or other insolvency proceeding. To the extent that the Fund enters into multiple transactions with a single or a small set of counterparties, it will be subject to increased counterparty risk.

•

derivatives risk: the risk that an investment in derivatives will not perform as anticipated by the Adviser, may not be available at the time or price desired, cannot be closed out at a favorable time or price, will increase the Fund’s transaction costs, or will increase the Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely or at all with that of the cash investment; that the positions may be improperly executed or constructed; that the Fund’s counterparty will be unable or unwilling to perform its obligations; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing the Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge.

•	ETF related risks:

¡

Authorized Participant concentration risk: as an ETF, the Fund issues and redeems shares on a continuous basis at net asset value (“NAV”) only in a large specified number of shares called a “Creation Unit.” Only a limited number of institutional investors (known as “Authorized Participants”) are authorized to purchase (or create) and redeem shares directly from the Fund. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem, in either of these cases, Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting.

¡

secondary market trading risk: as an ETF, shares of the Fund trade on an exchange, the NYSE Arca, Inc. (the “Exchange”). The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. Any of these factors, among others, may lead to the Fund’s shares trading at a premium or discount to NAV.

•

absence of active market: although the Fund’s shares are currently listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained by market makers or Authorized Participants. Authorized Participants are not obligated to execute purchase or redemption orders for Creation Units. In periods of market volatility, market makers and/or Authorized Participants may be less willing to transact in Fund shares. The absence of an active market for the Fund’s shares may contribute to the Fund’s shares trading at a premium or discount to NAV.

•

early close/trading halt/delisting risk: trading in Fund shares may be halted due to market conditions or for other reasons that, in the view of the Exchange, make trading in shares of the Fund inadvisable. Additionally, an exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. The Fund must satisfy various standards established by the Exchange in order to ensure that Fund shares can continue to be listed for trading. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met.

•

trading in fund shares is subject to expenses: most Fund investors will buy and sell Fund shares on the Exchange or on another secondary market. When buying or selling shares of the Fund, investors typically will pay brokerage commissions or other charges imposed by brokers as determined by that broker. In addition, secondary market investors will also incur the cost of the difference between the price that a buyer is willing to pay for shares (the “bid” price) and the price at which a seller is willing to sell shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.”

•

fund shares may be sold short: shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with short selling activity.

•

fund shares may trade at prices other than NAV: shares of the Fund trade on the Exchange at prices at, above or below the Fund’s most recent NAV. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Fund’s shares fluctuates continuously throughout trading hours in response to relative supply of and demand for Fund shares on the Exchange and the underlying value of the Fund’s portfolio holdings or NAV. As a result, the trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility, including during periods of high redemption requests or other unusual market conditions. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Fund shares may result in shares trading at a significant premium or discount to NAV and/or in a reduced liquidity of a shareholder’s investment. During such periods, shareholders may be unable to sell their shares, may pay significantly more than NAV when buying Fund shares, or may receive significantly less than NAV when selling Fund shares.

•

equity issuer risk: the risk that the market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably, including due to factors affecting equity securities markets generally, particular industries represented in those markets, or the issuer itself.

•

index risk: the risk that the Fund may underperform the return of the Underlying Index for a number of reasons, including, for example, (i) the performance of investments or derivatives related to the Underlying Index may not correlate with the Underlying Index and/or may underperform the Index due to transaction costs, fees, or other aspects of the transaction’s pricing; (ii) the Fund may not be able to find counterparties willing to enter into derivative instruments whose returns are based on the return of the Underlying Index or find parties who are willing to do so at an acceptable cost or level of risk to the Fund; and (iii) errors may arise in carrying out the Underlying Index’s methodology, or the Index Provider may incorrectly report information concerning the Index.

Although the Adviser has licensed from the Index Provider the right to use the Underlying Index as part of implementing the Fund’s principal investment strategies, there can be no guarantee that the Underlying Index will be maintained indefinitely or that the Fund will be able to continue to utilize the Underlying Index to implement the Fund’s principal investment strategies indefinitely. If the Index Provider ceases to maintain the Underlying Index, the Fund no longer has the ability to utilize the Underlying Index to implement its principal investment strategies, or other circumstances exist that the Adviser or the Fund’s Board of Trustees concludes substantially limit the Fund’s ability to gain investment exposure to the Underlying Index, the Adviser or the Fund’s Board of Trustees may substitute the Underlying Index with another index that it chooses in its sole discretion and upon 60 days’ prior written notice to shareholders. There can be no assurance that any substitute index so selected will be similar to the Underlying Index or will perform in a manner similar to the Index. Unavailability of the Underlying Index could affect adversely the ability of the Fund to achieve its investment objective.

•

index provider risk: the risk that the Index Provider may delay or add a rebalance date, which may adversely impact the performance of the Fund and its correlation to the Underlying Index. In addition, there is no guarantee that the methodology used by the Index Provider to identify constituents for the Underlying Index will achieve its intended result or positive performance. The Underlying Index relies on various sources of information to assess the potential constituents of the Underlying index, including information that may be based on assumptions or estimates. There is no assurance that the sources of the information are reliable, and the Adviser does not assess the due diligence conducted by the Index Provider with respect to the data it uses or the index construction and computation processes. Errors in Underlying Index data, computations, or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and/or corrected for a period of time or at all, which may have an adverse impact on the Fund.

•

industry concentration risk: the risk that, in following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.

•

large capitalization risk: the risk that investing substantially in issuers in one market capitalization category (large, medium, or small) may adversely affect the Fund because of unfavorable market conditions particularly to that category of issuers, such as larger, more established companies being unable to respond quickly to new competitive challenges or attain the high growth rates of successful smaller companies, or, conversely, stocks of smaller companies being more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources, fewer experienced managers and there typically being less publicly available information about small capitalization companies. The Fund expects to have exposure particularly to larger capitalization issuers through its exposure to the Underlying Index.

•

large transactions risk: the risk that certain account holders, including the Adviser or funds or accounts over which the Adviser (or related parties of the Adviser) has investment discretion, may from time to time own or control a significant percentage of the Fund’s shares. The Fund is subject to the risk that a redemption by those shareholders of all or a portion of their Fund shares, including as a result of an asset allocation decision made by the Adviser (or related parties of the Adviser), will adversely affect the Fund’s performance if it is forced to sell portfolio securities or invest cash when the Adviser would not otherwise choose to do so. In addition, a large number of shareholders collectively may purchase or sell Fund shares in large amounts rapidly or unexpectedly. Redemptions of a large number of shares may affect the liquidity of the Fund’s portfolio, increase the Fund’s transaction costs, and accelerate the realization of taxable income and/or gains to shareholders. Shareholder redemptions can only be effected in Creation Units.

•

limited operating history risk: the Fund is newly formed and has no or a limited operating history for investors to evaluate. The Fund may not attract sufficient assets to achieve or maximize investment and operational efficiencies and remain viable. If the Fund fails to achieve sufficient scale, it may be liquidated.

•

liquidity risk: the risk that the Fund may be unable to sell a portfolio investment at a desirable time or at the value the Fund has placed on the investment. Illiquidity may be the result of, for example, low trading volume, lack of a market maker, or contractual or legal restrictions that limit or prevent the Fund from selling securities or closing derivative positions. During periods of substantial market disruption, a large portion of the Fund’s assets could potentially experience significant levels of illiquidity. The values of illiquid investments are often more volatile than the values of more liquid investments. It may be more difficult for the Fund to determine a fair value of an illiquid investment than that of a more liquid comparable investment.

•

market risk: the risk that markets will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments. Markets may, in response to governmental actions or intervention or general market conditions, including real or perceived adverse political, economic or market conditions, tariffs and trade disruptions, inflation, recession, changes in interest or currency rates, adverse investor sentiment, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, which may only occur in Creation Units. To satisfy such redemptions, the Fund may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. Market risk involves the risk that the value of the Fund’s investment portfolio will change, potentially frequently and in large amounts, as the prices of its investments go up or down. During periods of severe market stress, it is possible that the market for some or all of the Fund’s investments may become highly illiquid.

•

non-correlation risk: the risk that the Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

•

operational and information security risks: an investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The rapid development and increasingly widespread use of artificial intelligence in the financial services industry, including machine learning technology and generative artificial intelligence such as ChatGPT, could exacerbate these risks. The occurrence of any of these failures, errors or breaches could result in investment losses to the Fund, a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

•

passive investing risk: Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming. Additionally, the Fund rebalances its portfolio in accordance with the Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to the Fund’s rebalance schedule.

•

portfolio turnover risk: the risk that frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in larger distributions of taxable capital gains to investors as compared to a fund that trades less frequently.

•

securities lending risk: if the Fund lends securities, and the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, there is a risk that the securities will not be available to the Fund on a timely basis. If a borrower defaults and the Fund is not able to recover the securities loaned, the Fund and, indirectly, its shareholders will bear loss to the extent the value of the collateral sold is not equal to the market value of the loaned securities. Loans are secured by collateral consisting of cash or short-term debt obligations and the Fund may invest the cash collateral received (in money market investments or money market funds) and the Fund and its shareholders bears the risk of loss on such reinvestment, including the risk of total loss of such collateral. In addition, as with other extensions of credit, there is the risk of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. While securities are loaned out by the Fund, the Fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For U.S. federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the dividends received deduction for corporations. The costs associated with the Fund’s securities lending activities are not shown in the Fund’s fee table. Engaging in securities lending could have a leveraging effect, which may intensify the other risks associated with investments in the Fund.

•

valuation risk: the risk that the Fund will not value its investments in a manner that accurately reflects their market values or that the Fund will not be able to sell any investment at a price equal to the valuation ascribed to that investment for purposes of calculating the Fund’s NAV. The valuation of the Fund’s investments involves subjective judgment. Certain securities in which the Fund may invest may be more difficult to value accurately, especially during periods of market disruptions or extreme market volatility. Incorrect valuations of the Fund’s portfolio holdings could result in the Fund’s shareholder transactions being effected at an NAV that does not accurately reflect the underlying value of the Fund’s portfolio, resulting in the dilution of shareholder interests.

Please see “Additional Information About Principal Investment Strategies and Principal Risks — Principal Risks” for a more detailed description of the principal risks of investing in the Fund.

Performance

The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s shares for each full calendar year since the Fund’s inception. The table below shows how the average annual total returns of the Fund’s shares for the periods shown compare to those of a broad-based securities market index and an additional index with characteristics relevant to the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund’s investment results can be obtained at no charge by calling (855) 937-0772 or by visiting the Fund’s website at www.doubleline.com.

During the periods shown above, the highest and lowest quarterly returns earned by the Fund’s shares were:

Highest:	6.89%	Quarter ended: 6/30/2025
Lowest:	-1.45%	Quarter ended: 3/31/2025

The year-to-date total return for the Fund as of December 31, 2025 was 14.27%.

Average Annual Total Returns (for the period ended December 31, 2025)

	One Year	Since Inception (January 31, 2024)
Return Before Taxes	14.27%	15.37%
Return After Taxes on Distributions	13.84%	14.92%
Return After Taxes on Distributions and Sale of Shares	8.73%	11.84%
Barclays Fortune 500 Equal Weighted Total Return Index (reflects no deduction for fees, expenses or taxes)	14.57%	15.76%
S&P 500 Equal Weight Index (reflects no deduction for fees, expenses or taxes)	11.43%	13.27%

The Fund’s after-tax returns as shown in the above table are calculated using the historical highest applicable individual U.S. federal marginal income tax rates for the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your tax situation and may differ from those shown. If you own shares of the Fund in a tax-advantaged account, such as a 401(k) plan or an individual retirement account, after-tax returns shown are not relevant to your investment. The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon the redemption of shares of the Fund, a tax deduction is provided that may benefit the investor. The Barclays Fortune 500 Equal Weighted Total Return Index takes the Fortune 500 list, which consists of the 500 largest companies in the United States based on revenue, and excludes (1) private companies (i.e., those without publicly-listed equity securities) and those with equity securities not listed on the NYSE or NASDAQ; (2) and companies with listed equity securities that do not meet a minimum liquidity threshold or minimum listing period requirements; (3) companies incorporated outside the U.S.; (4) U.S. companies owned or controlled by other companies, domestic or foreign, that file with a government agency; and (5) companies that failed to report full financial statements for at least three quarters of the current fiscal year. The constituents of the Barclays Fortune 500 Equal Weighted Total Return Index are equally weighted. The S&P 500 Equal Weight Index is the equal-weight version of the widely used S&P 500 Index. The S&P 500 Equal Weight Index includes the same constituents as the capitalization-weighted parent index, but each company in the S&P 500 Equal Weight Index is allocated a fixed weight, or 0.2% of the index, at each quarterly rebalance. It is not possible to invest directly in an index.

Investment Adviser

DoubleLine ETF Adviser LP is the investment adviser to the Fund.

Portfolio Managers

The portfolio managers for the Fund are:

Name	Experience with the Fund	Primary Title with the Investment Adviser
Jeffrey Gundlach	Since the Fund’s inception in 2024	Portfolio Manager
Jeffrey Sherman	Since the Fund’s inception in 2024	Portfolio Manager

Purchase and Sale of Fund Shares

Individual Fund shares may only be bought and sold in the secondary market through a broker or dealer at a market price. Because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid/ask spread”). Information on the Fund’s NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.doubleline.com.

Tax Information

The Fund’s distributions generally are taxable to you as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account (IRA). If you invest through such tax-advantaged arrangements, you may be taxed later upon withdrawal from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Fund’s Adviser, and the Fund’s distributor or any of their affiliates may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment. Ask your individual salesperson or visit your financial intermediary’s website for more information.

This page intentionally left blank.

This page intentionally left blank.

DoubleLine || 2002 N. Tampa Street, Suite 200 || Tampa, FL 33602 || (855) 937-0772

ETFinfo@doubleline.com || www.doubleline.com

DL-ETFDFVE